LEASE AGREEMENT

BASIC LEASE PROVISIONS


ITEM 1. DATE THIS LEASE AGREEMENT MADE AND ENTERED INTO: 1ST DAY OF JULY, 1998. (BETWEEN)

ITEM 2.  "LANDLORD"    NAME                  AMERICAN NATIONAL INSURANCE COMPANY
                       ADDRESS               c/o Falcon Group Development
                                             2525 South Shore Blvd., Suite 200
                                             League City, Texas 77539

                       ADDRESS FOR           SAME AS ABOVE
                       PAYMENT &
                       NOTICES

         (AND)         NAME                  TITAN RESOURCES, INC.
         "TENANT"      ADDRESS               2525 South Shore Blvd., Suite 309
                                             League City, Texas 77573

                       ADDRESS FOR           SAME AS ABOVE
                       BILLINGS & NOTICES

ITEM 3.  BUILDING NAME:                      MARINA ONE
                                             ----------
         BUILDING ADDRESS:                   2525 South Shore Blvd.
                                             League City, Texas 77573

ITEM 4.  TENANT'S PREMISES FLOOR: THIRD              SUITE NO. 309
         TENANT'S NET RENTABLE AREA: 4,811 SQ. FT.   NET USABLE AREA: 4,183 SQ.
                                                                      FT.
         (SEE "EXHIBIT B" FOR AREA DEFINITIONS)      PARKING SPACES: 19

ITEM 5.  TOTAL NET RENTABLE AREA OF BUILDING: 119,249 SQ. FT.
         TENANT'S BUILDING EXPENSE PERCENTAGE: 4.0% (SEE ARTICLE 2)

ITEM 6.  RENT (SEE ARTICLE 2)    TOTAL PER YEAR   TOTAL PER MONTH    PER SQ. FT./YEAR
         A. BASIC RENT            $ 78,178.75       $ 6,514.90          $ 16.25

         B. PROJECTED BUILDING OPERATING EXPENSE: (INCLUDED IN BASIC RENT)  $ 1997 BASE YEAR
         C. INITIAL RENT-PARKING SPACES:          $     0.00
         D. TOTAL INITIAL RENT:                   $ 6,514.90
         E. AFTER HOURS HEAT, VENTILATING, AND AIR CONDITIONING CHARGE:  $25 PER HOUR PER
              ZONE W/2 HOUR MIN.

ITEM 7.  TARGET COMMENCEMENT DATE: AUGUST 1, 1998  TERM: THIRTY-SIX (36) MONTHS
                                                   RENEWAL OPTION(S): ONE(1) THREE (3) YEAR
                                                                         OPTION AT F.M.V.

ITEM 8.  SECURITY DEPOSIT:  $ 6,514.90; PAYABLE ON LEASE EXECUTION.

ITEM 9.  BROKER(S): THE COLE-GROSS COMPANY ON LANDLORD'S BEHALF
                    S.E. COVINGTON AND COMPANY, INC. ON TENANT'S BEHALF

ITEM 10. PERMITTED USE: GENERAL OFFICE

ITEM 11. SPACE PLAN APPROVAL DATE: __________________ (SEE "EXHIBIT E")

TABLE OF CONTENTS                                 Page
-----------------                                 ----
ARTICLE 1   TERM AND POSSESSION......................2
ARTICLE 2   RENT.....................................2
ARTICLE 3   SECURITY DEPOSIT.........................3
ARTICLE 4   OCCUPANCY AND USE........................4
ARTICLE 5   UTILITIES AND SERVICES...................4
ARTICLE 6   REPAIRS, MAINTENANCE, ALTERATIONS,
            AND IMPROVEMENTS.........................4
ARTICLE 7   INSURANCE, FIRE AND CASUALTY.............5
ARTICLE 8   CONDEMNATION.............................6
ARTICLE 9   LIENS....................................6
ARTICLE 10  TAXES ON TENANT'S PROPERTY...............6
ARTICLE 11  SUBLETTING AND ASSIGNING.................6
ARTICLE 12  TRANSFERS BY LANDLORD....................6
ARTICLE 13  DEFAULT..................................7
ARTICLE 14  NOTICES..................................7
ARTICLE 15  MISCELLANEOUS PROVISIONS.................8

EXHIBIT A-1   FLOOR PLAN........................................ MADE PART OF "LEASE AGREEMENT"
EXHIBIT A-2   DESCRIPTION OF LAND............................... MADE PART OF "LEASE AGREEMENT"
EXHIBIT B     AREA DEFINITIONS.................................. MADE PART OF "LEASE AGREEMENT"
EXHIBIT C     RULES AND REGULATIONS............................. MADE PART OF "LEASE AGREEMENT"
EXHIBIT D     BUILDING SERVICES AND CLEANING SPECIFICATIONS..... MADE PART OF "LEASE AGREEMENT"
EXHIBIT E     AGREEMENT FOR CONSTRUCTION........................ MADE PART OF "LEASE AGREEMENT"
EXHIBIT F     PARKING AGREEMENT................................. MADE PART OF "LEASE AGREEMENT"
EXHIBIT G     ACCEPTANCE OF PREMISES MEMORANDUM................. MADE PART OF "LEASE AGREEMENT"
EXHIBIT H     SPECIAL PROVISIONS................................ MADE PART OF "LEASE AGREEMENT"
EXHIBIT I     OPERATING EXPENSES................................ MADE PART OF "LEASE AGREEMENT"
EXHIBIT J     UNCONDITIONAL GUARANTY............................ MADE PART OF "LEASE AGREEMENT"

                            LEASE AGREEMENT - PAGE 1
                              TITAN RESOURCES, INC.

LEASE OF PREMISES

In consideration of the mutual covenants herein, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all the terms and conditions hereinafter set forth, those certain premises (hereinafter called the "Premises") set forth in Items 3 and 4 of the Basic Lease Provisions and shown on the drawings attached hereto and made a part hereof as "Exhibit A-1" the office building in which the Premises are located, the land on which the office bis situated (described in the attached "Exhibit A-2"), the parking garage and all improvements and appurtenances to the bth garage and the land, are referred to collectively herein as the "Building".

ARTICLE 1:  TERM AND POSSESSION

SECTION 1. COMMENCEMENT AND EXPIRATION. The Term of this Lease shall be the period of time specified iIte 7 of the Basic Lease Provisions, adjusted as provided below. The Term shall commence on the Target Commencement Date shown in
Item 7 of the Basic Lease Provisions or such later date as the Premises shall be tendered to Tenant as set forth below, or such earlier date as Tenant takes possession or commences use of the Premises for any purpose, including construction, and shall expire, without notice to Tenant, on the Expiration Date. If the Lease commences on any day other than the first day of a calendar month, the term of the Lease shall be extended by that part of one month necessary to cause the expiration of the term to be the last day of a calendar month. The dates of commencement ("Commencement Date") and expiration ("Expiration Date"), shall be confirmed by Landlord and Tenant by execution of an "Acceptance of Premises Memorandum" attached hereto as "Exhibit G" and made a part hereof.

SECTION 2. CONSTRUCTION OF LEASE SPACE IMPROVEMENTS AND POSSESSION. Landlord will perform or cause to be performed the "Building Standard Work" and "Above Standard Work" as defined in "Exhibit E," in accordance with the terms of said "Exhibit E", subject to events and delays beyond its control for which Landlord will not be lto Tenant in any way. Landlord may, subject to the terms of "Exhibit E," perform or cause to be performed "Nonstandard Work" if any is required by Tenant's Construction Plans. Landlord will tender the Premises to Tenant by providing fifteen days written notice of the day on which its work will be completed. Upon delivery of possession of the Premises to Tenant, Landlord and Tenant shall execute the above-mentioned Acceptance of Premises Memorandum, which, besides fixing the Commencement Dand Expiration Date, will contain acknowledgments that Tenant has accepted the Premises and their condition, and that the Premises and the Building are satisfactory in all respects except for minor "punch list" items agreed to in writing by Landlord and Tenant, which Landlord will promptly remedy. If Tenant takes possession of the Premises, Tenant sbe deemed to have accepted the Premises even though the Acceptance of Premises Memorandum may not have been executed.

In the event Tenant requires "Non-Standard Work" in the Premises, as defined in "Exhibit E," and Landlord does not perform or cause the performance of that work, Landlord's notice of tender of the Premises shall specify both the day on which possession may actually be taken and the day on which possession could have been taken if Landlord had performed or caused the performance of the "Non-Standard Work." The Commencement Date in such a case shall be the don which possession could have been taken if Landlord had performed the "Non-Standard Work."

SECTION 3. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, or uexercis by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately surrender the Premises and all keys to the Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in good order, condition and repair, except for ordinary wear and tear; failing this Landlord may restore the Premises to such condition at Tenant's expense. Tenant shall, at its expense, promptly repair any damage caused bremova of its property, and shall restore the Premises to the condition existing prior to the installation of the items removed. Upon the expiration or earlier termination of the Lease, Tenant will, at the option of Landlord, execute a Release of Lease and Waiver of Claim, in recordable form, containing Tenant's release of all its interest in the Premises.

SECTION 4. HOLDING OVER. In the event Tenant, or any party claiming under Tenant, retains possession oth Premises after the expiration or earlier termination of this Lease, such possession shall be an unlawful detainer, and no tenancy or interest shall result from such possession; such parties shall be subject to immediate eviction and removal, and Tenant or any such party shall pay Landlord as rent for the period of such hold-over an amount equal to one and one half times the total market rent during the time of hold-over, such amount to be determined by Landlord at its sole d Tenant shall also pay any and all damages sustained by Landlord as a result of such hold-over. Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. The rent during such hold-over period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without cof Landlord, shall operate to extend this Lease.

ARTICLE 2: RENT

SECTION 1. BASIC RENT. Tenant shall pay as Basic Rent for the premises the annual sum shown in Item 6(a) of the Basic Lease Provisions. The Basic Rent shall be payable at the office of the Building Manager in equal monthly installments in advance, without deduction commencing on the Commencement Date (subject to the provisions of Section 2.02 D. hereof) and continuing on the first day of each calendar month thereafter. If the term of this Lease commences oda other than the first day of a calendar month, the rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the number of days in that calendar month.

SECTION 2.  ADDITIONAL RENT.

A. DEFINITIONS. For purposes of this Section 2.02, the following definitions shall apply:

     1. "Additional Rent" shall mean the amount of Tenant's Proportionate Share of Building Operating Expenses for a particular calendar year or portion thereof.

     2.   "Building Expense  Percentage" shall mean the percentage  specified in
          Item 5 of the Basic Lease Provisions. This percentage was determined by dividing Net Rentable Area in the Premises, as specified in Item 4 of the Basic Lease Provisions, by the total Net Rentable Area in the Building.

     3. "Tenant's Proportionate Share of Building Operating Expenses" shall be the dollar amount equal to the product of Tenant's Building Expense Percentage times the Building Operating Expense Variance.

     4. "The Building Operating Expense Variance" is that dollar amount that the Building Operating Expenses exceed the product of Projected Building Operating Expense times Total Net Rentable Area of Building (Item 6b and 5 respectively of Basic Lease Provisions).

                            LEASE AGREEMENT - PAGE 2
                              TITAN RESOURCES, INC.

     5. "Building Operating Expenses" shall mean all of Landlord's direct costs and expenses paid or incurred in operating and maintaining the Building for a particular calendar year or portion thereof as determined by Landlord in accordance with generally accepted accounting principles, including all additional direct costs and expenses of operation and maintenance of the Building which Landlord determines that it would have paid or incurred during such year if the Building had been one-hundred percent (100%) occupied. Building
          Operating Expenses shall include by way of illustration but not limitation; all general real estate taxes and all special assessments, costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums; water, sewer, electrical and other utility charges; service and other charges incurred in the operation and maintenance oth elevators and the heating, ventilation and air-conditioning system; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security services; licenses, permit and inspection fees; management fees not to exceed 5% of total gross income; wages and related benefits payable to employees engaged in the maintenance and operation of the Building; and, in general, all other costs and expenses which would generally be regarded as operating and maintenance costs and expenses including those which would normally be amortized over a period not to exceed five (5) years.

          If Landlord shall install a labor-saving device or other equipment, which improves the operating efficiency of any system within the Building (such as an energy management computer system) and thereby reduces Building Operating Expenses, then Landlord may add to Building Operating Expenses in each year during the useful life of such installed device or equipment as determined in accordance with applicable regulations of the Internal Revenue Service or generally accepted accounting principles, together with interest at the rate of 10% per annum on the unamortized balance thereof, provided, however that the amount of such allowance and interest shall not exceed the annual cost or expense reduction attributed by Landlord to such installed device or equipment, and further provided, that in no event shall such allowance and interest shall not exceed the annual cost or expense reduction attributed by Landlord to such installed device or equipment, and further provided, that in no event shall such allowance and interest increase Tenant's Additional Rent over what it would have been if such labor-saving device or other equipment had not been installed.

          For the purposes of this Article, payments made by tenants of the Building, either to third parties or to Landlord, under agreements for direct reimbursement for services (e.g., separately metered utilities, separately contracted janitorial services, property taxes directly reimbursed to Landlord, etc.) shall not be included in "Building Operating Expenses." However, for each category of expense for which one or more tenants of the Building makes such payments, Tenant's Building Expense Percentage shall be adjusted by excluding from the denominator thereof, the New Rentable Area of all tenants making such payments (for instance, if tenants leasing a total of 10% of the Net Rentable Area of the Building pay their own electricity bills under an arrangement for separate metering, the Building Expense Percentage for each tenant not making such payment will increase proportionally with respect to that category of expense).

          If Tenant makes any such payment, Building Operating Expenses, for purposes of this Article, shall exclude the category of expense for which such payment is made, but only to the extent that the category of expense includes payments made or charges incurred with respect to space actually leased to other tenants (for example, if Tenant pays its own electricity, Building Operating Expenses for purposes of determining Tenant's Additional Rent shall only include the electricity expense associated with space not actually leased to other tenants).

B. PAYMENT OBLIGATION. In addition to the Basic Rent specified in this Lease, Tenant shall pay to Landlord as Additional Rent for the Premises, in each calendar year or partial calendar year during the term of this Lease, an amount equal to Tenant's Proportionate Share of Building Operating Expenses for such calendar year.

     1. Payment of Tenant's Proportionate Share of Building Operating Expenses. Tenant's Proportionate Share of Building Operating Expenses for each calendar year shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each calendar year. Tenant shall pay to Landlord each month, at the same time the Basic Rent is due, an amount equal to one-twe (1/12) of the estimated annual Additional Rent due.

     2. Revisions in Estimated Additional Rent. If real estate taxes or the cost of utility or janitorial sduring a calendar year, Landlord may revise the estimated Additional Rent during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Additional Rent divided by the number of months remaining in such year.

     3. Adjustments to Actual Additional Rent. Within ninety (90) days after the end of each calendar year, Lshall prepare and deliver to Tenant a statement showing Tenant's actual Additional Rent. Within t(30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit the next Additional Rent payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Additional Rent for the preceding calendar year and the estimated Additional Rent paid by Tenant during such year.

          TENANT SHALL HAVE THE RIGHT TO REVIEW LANDLORD'S BOOKS AND RECORDS RELATING TO OPERATING EFOR ANY CALENDAR YEAR DURING THE TERM HEREOF AT ANY TIME WITHIN TEN (10) DAYS AFTER RECEIPT BY TENANT OF THE STATEMENT OF OPERATING EXPENSES FOR THE PRECEDING CALENDAR YEAR. TENANT SHALL CONDUCT SUCH REVIEW AT ITS OWN EXPENSE AND SHALL PERFORM SUCH REVIEW IN A MANNER THAT DOES NOT UNREASONABLY INTERFERE WITH THE CONDUCT OF LANDLORD'S BUSINESS. IN THE EVENT SUCH REVIEW REVEALS THAT TENANT'S SHARE OF OPERATING EXPENSES HAS BEEN OVERSTATED, LANDLORD SHALL
          PROMPTLY REIMBURSE TO TENANT THE AMOUNT OF SUCH OVERPAYMENT WITH FORTY-FIVE (45) DAYS NOTICE THEREOF FROM TENANT TO LANDLORD.

C. RENT. The Basic-Rent, the Additional Rent, and all other sums required to be paid by Tenant hereunder, including any sums due under the Agreement for Construction, are sometimes collectively referred to as, and shall constitute, "Rent". Rent shall be paid by Tenant when due, without prior demand therefor, without deduction or set-off.

     In the event any installment of rent under this Lease shall not be paid when due, a "Late Charge" of five cents ($.05) per each dollar so overdue may be charged by Landlord, for the purpose of defraying Landlord's administrative expenses incident to the handling of such overdue payments.

D. DEPOSIT - First Month's Rent. Tenant shall deposit with Landlord, on execution of this Lease, a sum equal to one full month's total rent installment as set forth in Item 6(d) of the Basic Lease Provisions, which shall be credited to the first installment(s) of Basic Rent and Additional Rent due hereunder.

ARTICLE 3: SECURITY DEPOSIT

Tenant has paid or will pay Landlord the sum set forth in Item 8 of the Basic Lease Provisions as sfor tperformanc of the terms hereof by Tenant. Tenant shall not be entitled to interest thereon. If Tenant defaults wrespec to any provision of this Lease, Landlord may, but shall not be required to, use, apply or retain all or any part of this deposit for the payment of any rent or any other sum in

                            LEASE AGREEMENT - PAGE 3
                              TITAN RESOURCES, INC.

default, or for the payment of any other amount which Landlord mspen or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including, without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient trestor the security deposit to its original amount and Tenant's failure to do so shall constitute a default hby Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit shall be returned to Tenant within thirty
(30) days after the Expiration Date.

ARTICLE 4: OCCUPANCY AND USE

SECTION 1. USE OF PREMISES. The Premises shall be used solely for the purpose specified in Item 10 of the Basic Lease Provisions. Tenant will not use, occupy or permit the use or occupancy of the Premises for any purpose which is, directly or indirectly, forbidden by law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life, limb or property; or permit the maintenance of any public or private nuisance; or do or permit any other thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other portions of the Building; or use any apparatus which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in such rate by reason of acts of Tenant, then Tenant agrees to pay such increase promptly upon demand therefor by Landlord. Payment by Tenant of any such rate increase shall not be a waiver of Tenant's duty to comply herewith.

SECTION 2. RULES AND REGULATIONS. Such reasonable rules and regulations applying to all tenants in the Building as may be adopted by Landlord for the safety, care and cleanliness of, and preservation of good order in, the Premises and the Building, are hereby made a part hereof and Tenant agrees to comply with all such rules and regulations. Landlord shall have the right at all times to change such rules and regulations or to amend them in any reasonable manner. All changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant (See "Exhibit C" attached).

SECTION 3. SIGNS. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on or in the Building, except for such tenant identification information as Landlord permits to be included or shown on the directory board in the main lobby and adjacent to the access doors or doors to the Premises.

SECTION 4. ACCESS. Landlord or its authorized agents shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitorial service or any other service to be provided by Lto Tenant hereunder, to show the Premises to prospective purchasers or tenants, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement oRent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and athe Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door(s) in an emergency without liability therefor. LANDLORD SHALL HAVE THE RIGHT TO SHOW TSPAC TO PROSPECTIVE TENANTS DURING THE LAST SIX (6) MONTHS OF THE LEASE TERM.

SECTION 5. QUIET POSSESSION. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder. Tenant shall have the quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.

ARTICLE 5: UTILITIES AND SERVICES

SECTION 1. SERVICES TO BE PROVIDED. Provided Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises, the utilities and services specified and hereby made a part hereof, subject to the conditions and in accordance with the standards set forth herein (See "Exhibit D" attached).

SECTION 2. ADDITIONAL SERVICES. Landlord may impose a reasonable charge for any utilities and swithou limitation, air conditioning, electric current, and water, provided by Landlord by reason of any substantial use of the Premises at any time other than the hours set forth above or for any use beyond what Landlord agrees herein to furnish or because of special electrical, cooling and ventilating needs created by Tenant's hybrid telephone equipment, computers and other similar equipment or uses. See Item 6.e. of the Basic Lease Provisions.

SECTION 3. TENANT'S OBLIGATION. Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay any excess costs as described above shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle the Landlord to the rights herein granted for such breach.

SECTION 4. SERVICE INTERRUPTION. Landlord shall not be liable for, and Tenant shall not be entitled tabatemen or reduction of Rent by reason of Landlord's failure to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's reasonable control, nor shall any such failure, stoppage or interruption of any such service be construed as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement herein. In the event of any failure, stoppage or interruption thereof, however, Landlord shall use reasonable diligence to resume service promptly.

NOTWITHSTANDING THE FOREGOING, IN THE EVENT OF ANY SUCH INTERRUPTION WHICH CONTINUES FOR MORE THAN TEN (10) CONSECUTIVE BUSINESS DAYS (EXCLUDING A NATURAL DISASTER), THEN RENT SHALL ABATE RETROACTIVELY FOR THAT PERIOD. TO THE EXTENT THAT THE LEASED PREMISES ARE RENDERED UNTENABLE AS THE RESULT OF ANY SUCH INTERRUPTION FOR A POF MORE THAN THIRTY (30) DAYS, THEN TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE ANY TIME THEREAFTER PRIOR TO RESUMPTION OF SUCH SERVICES WITH A TEN (10) DAY PRIOR WRITTEN NOTICE.

SECTION 5. MODIFICATIONS. Notwithstanding anything herein above to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

                            LEASE AGREEMENT - PAGE 4
                              TITAN RESOURCES, INC.

ARTICLE 6: REPAIRS, MAINTENANCE, ALTERATIONS AND IMPROVEMENTS

SECTION 1. REPAIRS AND MAINTENANCE OF THE BUILDING. Landlord shall provide for the cleaning and maintenance of the public portions of the Building. Unless otherwise expressly stipulated herein. Landlord shall not be required to make any improvements or repairs of any kind or character on the Premises during the term of this Lease, except repairs to the exterior walls, corridors, windows, roof and other structural elements and equipment of the Building, and such additional maintenance as may be necessary because of damage by persons other than Tenant, its agents, employees, invitees or visitors.

SECTION 2. IMPROVEMENTS AND ALTERATIONS.

A.   Landlord's sole construction obligation under this Lease is as set forth in
     the  Agreement  for  Construction   attached  hereto  as  "Exhibit  E"  and
     incorporated herein by this reference.

B. Landlord shall have the right at any time to change the arrangement, location and/or size of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building and, upon giving Tenant reasonable notice thereof, to change the name, number or designation by which the Building is commonly known.

C. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord. All such alterations, additions or improvements (except movable furniture and trade fixtures) shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of the Lease, the same shall be made by Tenant at Tenant's sole cost and expense. Any contractor or person making such improvements must first be approved in writing by Landlord.

SECTION 3. LANDLORD'S OPTION TO REPAIR. Landlord may at its option and at the cost and expense of Tenant, repair or replace any damage or injury done to the Building or any part thereof, caused by Tenant, Tenant's agents, employees, licensees, invitees or visitors. Tenant shall pay the cost thereof, which shall include Landlord's administrative fee of 20%, to Landlord on demand. Tenant further agrees to maintain and keep the interior of the Premises in good repair and condition at Tenant's expense. Tenant agrees not to commit or allow any waste or damage to be committed on any portion of the Premises.

ARTICLE 7:  INSURANCE, FIRE AND CASUALTY

SECTION 1. SUBSTANTIAL DESTRUCTION OF THE BUILDING OR THE PREMISES. If either the Building or the Premises should be substantially destroyed or damaged (which, as used herein, means destruction or material damage to at least 50% of the Building or the Premises) by fire or other casualty, then either party may, at its option, terminate this Lease by giving written notice thereof to the other party within thirty (30) days after the date of such casualty. In such eRent shall be apportioned to and shall cease as of the date of such casualty. If neither party exercises this option, then the Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as they were prior to the casualty, provided however, the Landlord's obligation hereunder shall be limited to the reconstruction of such of the Lease Space Improvements as were originally required to be made by Landlord at Landlord's expense in accordance with "Exhibit E." In the event of such reconstruction, Rent shall be abated from the date of casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the term.

SECTION 2. PARTIAL DESTRUCTION OF THE PREMISES. If the Premises should be damaged by fire or other casualty, but not substantially destroyed or damaged to the extent provided in Section 7.01, then such damaged part of the Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as it was prior to the casualty; provided however, the Landlord's obligation hereunder shall be limited to the reconstruction of such of the Lease Space Improvements as were originally required to be made by Landlord at Landlord's expense in accordance with "Exhibit E". In such event, if the damage prevents Tenant from carrying on its business in the Premises in whole or in part, Rent shall be abated in the proportion which the approximate area of the damaged part bears to the total area in the Premises from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the term. Landlord shall use reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to complete the same within one hundred eighty (180) days from the date of the casualty, Tenant may, at its option, terminate this Lease upon giving Landlord sixty (60) days written notice to that effect, whereupon both parties shall be released from all further obligations and liability hereunder. Nothing herein shall require the Landlord to expend more repairs, restoration or replacement than the proceeds of the insurance therefor received by Landlord.

SECTION 3. TENANT'S RESPONSIBILITIES.

A. If the Building or the Premises shall be damaged by fire or other casualty resulting from the fault or negligence of Tenant, or the agents, employees, licensees or invitees of Tenant (except as set forth in Section 7.06), such damage shall be repaired by and at the expense of Tenant under the direction and supervision of Landlord, and Rent shall continue without abatement.

B. Except for that portion, if any, of Landlord's gross negligence or willful misconduct not waived by Tenant, Tenant covenants that Landlord shall not be liable for any damage or liability of any kind or for any ito odeat of persons or damage to property of Tenant or any other person during the Term, including consequential loss or damage, from any cause whatsoever by reason of the construction, use, occupancy or enjoyment of the Premises by Tenant or any person therein or holding under Tenant or by or through the acts or omissions of other tenants of tBuildin or Landlord. Tenant hereby agrees, as part of the material consideration for this Lease, to indemnify and save Landlord harmless from all claims, action, demands, costs and expenses and liability whatsoever, including reasonable attorneys' fees, on account of any such real or claimed damage or liability, and from all liens, claims and demands occurring in, on or at the Premises, or arising out of the construction, use, occupancy or enjoyment of the Premises and its facilities, or any repairs or alterations which Tenant may make upon the Premises.

SECTION 4. TENANT'S INSURANCE. Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided, as follows:

A. Public Liability and Property Damage. General Public Liability Insurance covering the Premises and Tenant's use thereof against claims for personal injury or death and property damage occurring upon, in or about the Premises, such insurance to afford protection to the limit of not less than $500,000 in respect of injury or death to any number of persons arising out of any one occurrence, and such insurance against property damage. This insurance coverage shall extend to any liability of Tenant arising out of the indemnities provided for in Sections 7.03 and 7.04.

                            LEASE AGREEMENT - PAGE 5
                              TITAN RESOURCES, INC.

B. Tenant Improvements and Property. Insurance covering all leasehold improvements, heating, ventilating and air conditioning equipment installed by reason of Tenant's "Non-Standard Work"; fixtures installed by or at the expense of Tenant; and personal property in, on or upon the Premises, in an amount no less than 100% of the freplacemen cost thereof.

Tenant shall obtain a written obligation from each insurance company issuing the insurance required to be maintained by Tenant pursuant to Section 7.04 (A.) and (B.) hereof to notify Landlord at least thirty (30) days prior tth expiration or cancellation of such insurance. Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof, as required, shall be delivered to Landlord at least thirty (30) days pto the expiration of the respective policies.

SECTION 5. LANDLORD'S INSURANCE. Landlord shall at all times during the Term maintain in effect a policy or policies of insurance covering the Building (excluding property required to be insured by Tenant) in such amounts as Landlord may from time to time determine, providing protection against perils included within the standard Texas from of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief, and such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may fto time determine.

Any insurance provided for in this Section 7.05 may be effected by a policy or policies of blanket insurance, covering additional terms or locations or assureds, provided that the requirements of this Paragraph are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord and shall not, by reason of payment by Tenant, as part of the Building Operating Expenses, of its prorata share of the Landlord's premium for the insurance, be entitled to be a named insured thereunder.

SECTION 6. WAIVER OF SUBROGATION. Landlord and Tenant hereby waive any rights each may have against tother on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, its contents or to the other portion of the Building arising from any risk to the extent the party suffering damage receives the proceeds of fire and extended coverage insurance, the parties hereto each, on behalf of trespectiv insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant, so long as additional premiums, if charged, are paid by Landlord and Tenant.

ARTICLE 8: CONDEMNATION

In the event the Building, or any portion thereof necessary, in the sole opinion of Landlord, to the continued efficient and/or economically feasible use of the Building shall be taken or condemned in whole or in part for public purposes, or sold to a condemning authority to prevent taking, then the term of this Lease shall, at the option of the Landlord, forthwith cease and terminate, and the Landlord shall receive the entire award for land and buildings. Tenant shall have the right to recover from such authority, but not from Landlord, or out of the proceeds otherwise payable to Landlord, only any compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's physical property.

ARTICLE 9: LIENS

Tenant shall keep the Premises free from any liens arising out of any work performed, materials for obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released bsuc means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tto pay, on demand, an equivalent amount together with interest at 10% per annum as Rent. No work which Landlord permits Tenant to perform on the Premises shall be deemed to be for the immediate use and benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason of its consent to such work.

ARTICLE 10: TAXES ON TENANT'S PROPERTY

Tenant shall be liable for and shall pay, prior to their becoming delinquent, any and all taxes and assessments levied against any personal property or trade or other fixtures placed by Tenant in or about the Premises, including any additional real estate taxes or assessments which may be levied against the Building by reason of Tenant's requirements for "Above-Standard Work" or "Non-Standard Work" in the Premises.

ARTICLE 11: SUBLETTING AND ASSIGNING

SECTION 1. RESPONSIBILITIES. Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise, or mortgage or pledge the same, or sublet the Premises, or any part thereof, without the prior written consent of Landlord, and in no event shall any such assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sthe Premises or any portion thereof.

SECTION 2. CONDITIONS OF SUBLEASE. If the Tenant desires to assign or sublet all or any part of the Premises, it shall so notify Landlord at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease, and such information as Landlord might request concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed subtenant(s) or assignee. Within thirty (30) days after Landlord's receipt of Tenant's proposed assignment or sublease, and all required information concerning the proposed subtenant(s) or assignee, Landlord shall have the option to:

A. Cancel the Lease as to the Premises or portion thereof proposed to be assigned or sublet; or

B. Consent to the proposed assignment or sublease, in which event, however, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration therefor or any payment, thereto) exceeds the Rent payable under this Lease for such space, Tenant shall pay to Landlord all such excess rent and other excess consideration within ten (10) days following receipt thereof by Tenant, or

C. Refuse its consent to the proposed assignment or sublease but allow Tenant to continue in the search for an assignee or sublessee that may be acceptable to Landlord, which option shall be deemed to be elected unless Landlord gives Tenant written notice providing otherwise.

D. Notwithstanding the foregoing, Tenant shall have the right to assign or sublease the Lease Premises without Landlord's consent (i) to any parent company, subsidiary or affiliated company of Tenant, (ii) any corporation into or with which Tenant may be merged or consolidated, (iii) any partnership or other entity, the majority the beneficial ownership of which shall be owned by Tenant or the majority shareholders of Tenant or any corporation described herein, or any trust, the majority beneficial interest of which shall be owned by members of the immediate family of Tenant, providing the occupancy resulting from such transfer will be consistent with the general character of the business carried on by the assignee or sublessee.

                            LEASE AGREEMENT - PAGE 6
                              TITAN RESOURCES, INC.

ARTICLE 12: TRANSFERS BY LANDLORD

SECTION 1. SALE OF THE BUILDING. In the event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any and all liability under this Lease arising after the date of such sale. Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the Rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating thereto or contained herein. If any security deposit has been made by Tenant, Landlord may transfer such security deposit to the purchaser, and thereupon Landlord shall be discharged from any further liability in reference thereto.

SECTION 2.  SUBORDINATION AND ATTORNMENT.

A. Upon written request or notice by Landlord, Tenant agrees to subordinate its rights under this Lease to any Lease to any Lease wherein Landlord is the Tenant and to the lien of any first mortgage or first deed of trust, regardless of whether such lease, first mortgage or first deed of trust now exists or may hereafter be created wregar to all or any part of the Building, and to any and all advances to be made thereunder and to the interest thereon and all modifications, consolidations, renewals, replacements and extensions thereof, provided the Lessor, first mortgagee or first trustee agrees to recognize the Lease of Tenant in the event of default under the Lease or foreclosure if Tenant is not in default. Tenant also agrees that any Lessor, first mortgagee or first trustee may elect to have this Lease prior to any lease or lien of its first mortgage or first deed of trust, and in the event of such election and upon notification by such lessor, first mortgagee or first trustee to Tenant to that effect, this Lease shall be deemed prior to lien to sLease first mortgage or first deed of trust, whether this Lease is dated prior to or subsequent to the date of said Lmortgag or first deed of trust.

B. Tenant shall, in the event of the sale or assignment of Landlord's interest in the Premises (except in a sale-leaseback financing transaction), or in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under, any first mortgage or first deed of trust covering the Premises, or in the event of the termination of any lease in a sale-leaseback transaction wherein Landlord is the lessee, attorn to and recognize such purchaser or assignee or first mortgagee as Landlord under this Lease first.

C. Tenant agrees that, upon the request of Landlord, or any such lessor, first mortgagee or trustee, Tenant shall execute and deliver whatever instruments may be required for such purposes and to carry out the intent of this Section and in the event Tenant fails to do so within ten (10) days after demand in writing Tenant does hereby make constitute and irrevocably appoint Landlord as its attorney-in-fact complete with an interest in its name place and stead so to sign and deliver such instruments as if the same had been signed and delivered by Tenant first.

ARTICLE 13: DEFAULT

SECTION 1. DEFAULTS BY TENANT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant.

A. Any failure by Tenant to pay the Rent or to make any other payment required to be made by Tenant hereunder no notice being required for default in payment;

B. Any failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant where such failure continues for twenty (20) days after written notice to Tenant:

C. Tenant admits in writing that it cannot meet its obligations as they become due; is declared insolvent according to any law; or assignment of Tenant's property is made for the benefit of creditors; or a receiver or Trustee is appointed for Tenant or its property; or the interest of Tenant under this Lease is levied on under execution or other legal process; or any petition is filed by or against Tenant to declare Tenant bankrupt or to delay reduce or modify Tenant's debts or obligations; or any petition is filed or other action taken to reorganize or modify Tenant capital structure if Tenant be a corporation or other entity (provided that no such levy execution legal process or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation service or filing).

D. The abandonment of the Premises by Tenant which shall mean that Tenant is absent from Premises for ten (10) consecutive days while Tenant is in default in the payment of any sum to be paid by Tenant hereunder.

SECTION 2. REMEDIES OF LANDLORD. In the event of any such default by Tenant, Landlord at its option, may have one or more of the following remedies in addition to all other rights and remedies provided at law or in equity:

A. Landlord may terminate this Lease and without further notice repossess the Premises and be entitled to recover as damages a sum of money equal to the total of (1) the cost of recovering the Premises, (2) the unpaid Rent earned at the time of termination, plus interest thereon, (3) the balance of the Rent for the remainder of the term, (4) costs of reletting and refurbishing, and (5) any other sum of money and damages owned by Tenant to Landlord;

B. Landlord may immediately terminate Tenants right of possession of the Premises, but not terminate tLease and without notice or demand enter upon the Premises or any part thereof and take absolute possession of the same, change the locks, and, at Landlord's option, Landlord may relet the Premises or any part thereof for such terms and such rents as Landlord may reasonably elect. In the event Landlord shall elect to so relet, then Rent received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord second to the payment of any cost of such reletting including without limitation refurbishing costs and leasing commissions and third to the payment of Rent due and unpaid hereunder and Tenant shall satisfy and pay any deficiency upon demand therefor from time to time. Tenant further agrees that Landlord may file suite to recover any sums due under the terms of this Article and that no recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. Reletting of the Premises shall not be construed as an election on the part of Landlord to terminate this Lease and notwithstanding any such reletting without termination Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

SECTION 3. DEFAULTS BY LANDLORD. Except as otherwise provided in this Lease Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty
(30) days after written notice thereof from Tenant to Landlord (unless such failure cannot reasonably be cured within Thirty (30) days and Landlord shall have commenced to cure said failure within said Thirty (30) days and continues diligently to pursue the curing of the same.) If Landlord shall be in default under this Lease and if as a consequence of such default Tenant shall recover a money judgment against Landlord such judgment shall be satisfied only out of the right title ainteres of Landlord in the Building as the same may then

                            LEASE AGREEMENT - PAGE 7
                              TITAN RESOURCES, INC.

be encumbered and Landlord shall not be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Building as herein before expressly provided.

ARTICLE 14: NOTICES

All notices which Landlord or Tenant may be required or may desire to serve on the other may be served as an alternative to personal service by mailing the same by registered mail postage prepaid addressed as set forth in Item 2 of the Basic Lease Provisions or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing.

ARTICLE 15: MISCELLANEOUS PROVISIONS

SECTION 1. ATTORNEYS' FEES. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease the prevailing party shall be entitled to recover reasonably attorneys' fees and costs incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

SECTION 2. WAIVER. No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a wavier of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlords consent to or approval of any act by Tenant requiring Landlords consent or approval shall not be deemed to render unnecessary the obtaining of Landlords consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an aof a surrender of the Premises, unless done in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in writing signed by Landlord.

SECTION 3. INSOLVENCY OR BANKRUPTCY. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, or insolvency, or reorganization proceeding.

SECTION 4. CONFLICT OF LAW. This Lease shall be governed by and construed pursuant to the laws of the State of Texas.

SECTION 5. COMMON FACILITIES; PARKING. Tenant shall have the non-exclusive right, in common with others, to the use of common entrances, lobbies, elevators, ramps, drives, stairs and similar access and service ways and other common facilities in and adjacent to the Building, subject to such rules and regulations as may be adopted by the Landlord.
 Tenant shall have
such parking rights as are set forth in the Parking Agreement attached hereto as "Exhibit F.

SECTION 6. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

SECTION 7. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agent iconnectio with the negotiation of this Lease, excepting only the broker(s) named in Item 9 of the Basic Lease Pand that it knows of no other real estate broker(s) or agent(s) who is (are) or might be entitled to a commission in connection with this Lease. Landlord covenants and agrees to pay all real estate commissions due in connection with this Lease to obroker(s)

SECTION 8. NAME. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the premises, and in no event sTenan acquire any rights in or to such names.

SECTION 9. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

SECTION 10. INTEREST ON TENANTS OBLIGATIONS; LATE CHARGE. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at a rate equal to the lesser of ten percent (10%) per annum or the highest lawful rate from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default.

SECTION 11. TIME. TIME IS OF THE ESSENCE IN THIS LEASE AND IN EACH AND ALL OF THE PROVISIONS HEREOF.

SECTION 12. DEFINED TERMS AND MARGINAL HEADINGS. The words Landlord and Tenant as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles of this Lease are not a part of this Lease and shall have not effect upon the construction or interpretation of any part hereof.

SECTION 13. CORPORATE AUTHORITY. If Tenant executes this Lease as a corporation each of the persons executing this Lease on behalf of Tenant does hereby personally covenant and warrant that Tenant is a duly authorized and existing corporation that Tenant has and is qualified to do business in Texas that the corporation has full right and ato eLeas and that each person signing on behalf of the corporation was authorized to do so.

SECTION 14. RECORDING. This lease shall not be recorded however, Landlord shall have the right to record a short form or memorandum thereof at Landlord's expense at any time during the term hereof.

SECTION 15. ENTIRE AGREEMENT. This lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease and no prior agreement understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

                            LEASE AGREEMENT - PAGE 8
                              TITAN RESOURCES, INC.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease consisting of the foregoing provisions and Articles 1 through 15 together with Exhibits specified on page 1 incorporated herein by this reference as of the date first above written.


                                        TENANT


WITNESS                                 TITAN RESOURCES, INC.

/s/ Daryl L. Allen                      /s/ Mike Barnwell

                                        Title: Chief Executive Officer

                                        Date: 7-25-98




                                        LANDLORD


                                        AMERICAN NATIONAL INSURANCE COMPANY


WITNESS




                                        /s/ Scott F. Brast

                                        Title: Assistant Vice-President

                                        Date:_________________________


                            LEASE AGREEMENT - PAGE 9
                              TITAN RESOURCES, INC.

                                   EXHIBIT A-1

                                   FLOOR PLAN



                              [FLOOR PLAN DIAGRAM]



                           LEASE AGREEMENT - PAGE 10
                              TITAN RESOURCES, INC.

                                  "EXHIBIT A2"
                           MARINA ONE OFFICE BUILDING

                          METES AND BOUNDS DESCRIPTION
                          OF A 3.124 ACRE TRACT OF LAND
            OUT OF THE MICHAEL MULDOON TWO LEAGUE GRANT, ABSTRACT 18
                             GALVESTON COUNTY, TEXAS

Being 3.124 acres of land out of the Michael Muldoon Two League Grant, Abstract 18, Galveston County, Texas; and being out of and a portion of that certain Partial Replat of South Shore Harbour Subdivision, Section Two, as recorded in Volume 18, Page 136 and 137 of the Map Records of Galveston County, Texas; said
3.124 acre tract of land being more particularly described by metes and bounds as follows:

COMMENCING at a point for corner at the most Southerly corner of said Partial Replat of Section Two and being in the Northerly right-of-way line of F.M. 2094 (80-foot right-of-way);

THENCE North 41(degree) 47' 20" West with the Westerly line of said Partial Replat of Section Two, 1350.42 feet to a point for corner;

THENCE North 03(degree)12' 40" East, 108.85 feet to a point for corner and being the PLACE OF BEGINNING for the tract herein described;

THENCE North 03(degree)12' 40" East, 485.00 feet to a point for corner;

THENCE South 86(degree)47' 20" East, 114.74 feet to a point for corner in the centerline of a 100-foot wide Access Easement;

THENCE South 41(degree)47' 20" East with said centerline, 413.13 feet to a point for corner;

THENCE South 48(degree)12' 40" West, 272.76 feet to a point for corner;

THENCE North 86(degree)47' 20" West, 213.99 feet to the PLACE OF BEGINNING; containing 3.124 acres of land, mor less. (136,061 square feet).


                                   "EXHIBIT B"
                                AREA DEFINITIONS

A. Net Usable Area. For all purposes of the Lease and the Agreement for Construction ("Exhibit E") "Usabl Area" shall mean:


1. On a multi-tenant floor, the area encompassed by the inside surface of all exterior walls of the office building, the corridor side of corridor walls and the center line of walls separating the Premises from other lease or leasable areas.

2. On a single-tenant floor, the area encompassed by the inside surface of all exterior walls, less stairs, vertical shafts, air handling rooms, janitor closets, and such other rooms not actually available for the tenant's use. Toilet rooms, corridors, and elevator lobbies, serving such a floor shall be included.

B. Net Rentable Area. For all purposes of the Lease, "Net Rentable Area" (NRA) shall be the sum of:

1.   Net Usable Area;

2.   A  prorated  share of all common  areas on the same  floor as the  Premises
     (including  elevator,   lobby,   corridors,   rest  rooms,  mechanical  and
     electrical rooms, and telephone and janitor closets); and

3. A prorated share of other office building common areas (including e.g. ground floor and basement entrance lobbies, tunnel, central mechanical room, emergency generator room, engineer's office, shipping and receiving room, fire department room and post office).

C. Agreement on Areas. Net Rentable and Net Usable Areas shown in the Basic Lease Provisions have been calculated on the basis of the foregoing definitions and are hereby agreed to be the stated areas regardless of minor variations resulting from actual construction and completion of the Premises for occupancy, so long as such wis done in accordance with the terms and provisions in the Lease, the Agreement for Construction, the approved Construction Plans.


                           LEASE AGREEMENT - PAGE 11
                              TITAN RESOURCES, INC.

                                   "EXHIBIT C"
                              RULES AND REGULATIONS

The following standards shall be observed by Tenant for the mutual safety, cleanliness and convenience of all occupants of the Building. These rules are subject to change from time to time, as specified in the Lease.

1. Tenant shall not use the Premises or the Building to sell any items or services at retail price or cost without written approval of Landlord. Stenography, typewriting, blueprinting, duplicating services of any kind, and similar businesses, shall not be conducted from or within the Premises or Building for the service or accommodation of occupants of the Building without written consent of the Landlord.

2. Sidewalks, halls, passageways and stairwells shall not be obstructed or used by Tenant for a purpose other than ingress and egress to and from the premises and Building.

3. Flammable, explosive or other hazardous liquids and materials shall not be brought on the Premises oint the Building without prior written consent of Landlord. All Christmas decorations shall be made of flame retardant materials.

4. All contractors and technicians performing work for Tenant within the Building shall be referred to Landlord for approval before performing such work. All work, including, but not limited to, installation of telephone, telegraph equipment, electrical and electronic devices and attachments, and all installations affecting floors, walls, windows, doors, ceilings or any other physical feature of the Building, shall not commence prior to written approval by Landlord.

5. Tenant shall not conduct any auction on the Premises nor store goods, wares or merchandise on the Premises, except for Tenant's own personal use.

6. Movement into or out of the Building of freight, furniture, office equipment or other material for dispatch or receipt by Tenant which requires the use of stairways or movement through public corridors or lobbies or entrances to the Building shall be done at hours and in a manner approved by Landlord for such purposes from time to time. only licensed, commercial movers shall be used for the purpose of moving freight, furniture or office equipment to and from the premises and Building. All hand trucks shall be equipped with rubber tires and rubber side guards.

7. Requests by Tenant for building services, maintenance or repair shall be made in writing to the office of the Building Manager.

8. Tenant shall not change locks or install additional locks on doors without written consent of Landlord. Tenant shall not make or cause to be made duplicates of keys procured from Landlord without prior approval of Landlord.

9. Tenant shall give prompt notice to the office of the Building Manager of any accidents to or defects in plumbing, electrical fixtures or heating and cooling equipment. Liquids, or other materials or substances which will cause injury to the plumbing, shall not be put into the lavatories, water closets or other plumbing fixtures, by Tenant, its agent, employees or invitees.

10. Tenant shall not place, install or operate on the Premises, or in any part of the Building, any stoves or cooking equipment without prior written approval by Landlord.

11. Large files, safes, electronic data processing equipment and other heavy equipment shall not be moved into the Building or installed in the Premises without written approval of Landlord.

12. Tenant shall not lay floor covering within the Premises without written approval of Landlord. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

13.  Tenant shall place solid pads under all rolling chairs.

14. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting, and peddling within the Building.

15. Nails, screws or picture hangers shall not be driven into the walls or wood finish of the room without consent of Landlord. Animals or birds shall not be kept in or about the Premises of the Building.

16. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on, about or from any part of the premises or the Building without prior written consent of the Landlord.

17. Landlord reserves the right to enforce security provisions which would restrict access to the Building after working hours of 7:00 a.m. to 7:00 p.m. on weekdays; 7:00 a.m. to 1:00 p.m. on Saturday, Sunday and Legal Holidays.

It is Lessor's desire to maintain in the Building the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action on condition not meeting this high standard should be reported directly to the Lessor.
Your cooperation will be mutually beneficial and sincerely appreciated. The Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful, for the safety, care and cleanliness of the lease Premises, and for the preservation of good order therein.

                           LEASE AGREEMENT - PAGE 12
                              TITAN RESOURCES, INC.

                                   "EXHIBIT D"
                  BUILDING SERVICES AND CLEANING SPECIFICATIONS

ELECTRICAL AND UTILITY SERVICE

Heating, ventilating, and air-condition shall be provided during the hours of 8:00 a.m. to 6:00 p.m. on weekdays (except legal holidays), and from 9:00 a.m. to 12:00 p.m. on Saturdays. Off-hours may be provided at a prearranged charge. See Item 6.3 of the Basic Lease Provisions.

CLEANING AND MAINTENANCE

NIGHTLY SERVICES - OFFICES, PUBLIC AREAS

1.   Empty waste receptacles, remove to designated location for removal.

2. Sweep synthetic flooring with chemically treated dry mop, giving complete accessibility, and yet creating no dust and clean spillage.

3. Hand dust clean all office furniture, business machines, paneling and window sills. Spot clean desk tops to remove film, smudges and marking if desks are left free of papers, machinery, etc.

4. Empty, wash, clean, and polish ash trays. Empty debris from sand urns, smooth sand, and replace wnecessary

5. Wash, clean and disinfect dispensing area of water fountains and coolers. Wash metal housing and shiny metal fixture units.

6. Wash main entrance door glass and side door glass to remove fingerprints and smudges from windows apartitio glass.

7.   Use lights only in areas being cleaned.

8.   Vacuum carpet areas, spot clean spills and smudges caused during the day.

9.   Sweep stairwells and dust handrails.

10.  Police sidewalks at lobby entrance.

11.  Spot clean walls and woodworks.

12.  Clean elevator and tracts. Vacuum carpet.

13.  Take main entrance mats, clean and return to proper location.

14.  Wash, clean telephones and telephone receivers.

15.  Spot mop tile floors as necessary.

NIGHTLY SERVICES - LAVATORIES

1.   Clean and disinfect lavatory floors.

2.   Polish mirrors, bright metal work and enameled surfaces.

3.   Wash and disinfect all basin, bowls, and urinals.

4. Hand dust, clean, and disinfect all partitions, tops of tile ledges, and towel, paper, and sanitary napkin dispensers.

5.   Fill and clean toilet tissue, hand soap, and hand towel dispensers.

WEEKLY

1. Remove fingerprints, smudges, and scuff marks from vertical and horizontal surfaces within reach. This includes doors, walls, glass partitions, window sills, etc.

Anything herein above to the contrary notwithstanding, it is understood that no services of the character provided for in this Exhibit shall be performed on Saturdays, Sundays, or on Holidays.

                           LEASE AGREEMENT - PAGE 13
                              TITAN RESOURCES, INC.

                                   "EXHIBIT E"
                           AGREEMENT FOR CONSTRUCTION
                                   Page 1 of 3


AMERICAN NATIONAL INSURANCE COMPANY (Landlord) and TITAN RESOURCES, INC. (Tenant) simultaneously with the execution of this LEASE AGREEMENT do herein agree as follows. The Premises are described in the Lease.

LANDLORD AGREES TO GRANT TENANT AN IMPROVEMENT ALLOWANCE OF $4.00 PER RENTABLE SQUARE FOOT ($19,244.00) FOR NEW PAINT, CARPET, AND THE REMOVAL OF ONE WALL. ANY UNUSED PORTION OF THIS ALLOWANCE MAY BE APPLIED TO ROBLIGATION DUE UNDER THE LEASE AGREEMENT.

As further inducement, each to the other, to enter into the Lease (which is hereby incorporated by reference to the extent the provisions of this Agreement apply thereto) and in consideration of the mutual covenants herein, Landlord and Tenant mutually agree as follows:

1. a. The term "Building Standard," when applied to items of work or material or collectively to the construction to be provided by Landlord described in Paragraph 3 hereof, shall mean those components, assemblies, installations, and/or methods of installation, fabrication, or assembly which are from time to time designated by Landlord for use throughout the Building for all similar purposes, areas, functions, or processes.

     b. "Building Standard Work" shall mean the provision of all labor, materials, coordination, supervision, and planning services necessary to install in the Premises those Lease Space Improvements described in Paragraph 3 hereof, up to the quantities of such Improvements specified in Paragraph 3.

     c. "Above Standard Work" shall mean the provision of all labor, materials, coordination, supervision, and planning services necessary to install in the Premises, as required by Tenant's Construction Plans (described in Paragraph 2 hereof), quantities of Building Standard Lease Space Improvements in excess of those specified in Paragraph 3 hereof.

     d. "Nonstandard Work" shall mean the provision of all labor, materials, coordination, supervision, and planning services necessary to install in the Premises, as required by Tenant's Construction Plans, iassemblies or other improvements that are not Building Standard, or to install Building Standard Items or materials in a manner that is not Building Standard.


2. a. Landlord's designated space planner, at no cost to Tenant, will prepare a Space Plan fPremise showing, regardless of the quantities of such items, the location of all Building Standard partitions and doors. Tenant will cooperate with Landlord's space planner, furnishing all reasonable information and material concerning Tenant's organization, staffing, growth expectations, physical facility needs, equipment inventory, etc., necessary for the space planner to efficiently and expeditiously arrive at an acceptable layout of the Premises.

     b. The Space Plan must be approved in writing by both Landlord and Tenant on the Space Plan Approval Date (See Item 11; Basic Lease Provisions) and preparation of the Construction Plan shall not commence prior to such date. If, at any time after approval of the Space Plan, any redrawing of either the Space Plan or the Construction Plans is necessitated by Tenant's required changes, the expense of any such redrawing will be charged to Tenant.

     c. After Space Plan approval, Landlord's space planner and engineer, at no cost to Tenant, will prepare Construction Plans for all Building Standard Improvements including completed detail and finish drawings for partitions, doors, reflected ceiling, telephone outlets, electrical switches and outlets, and Building Standard heating ventilation and air-conditioning equipment and controls.

     d. Tenant shall be responsible for causing plans for any Nonstandard Work to be prepared, at Tenant's expense, by arranging for such planning with Landlord's space planner and/or engineer.

     e. If Tenant shall arrange for interior design services, whether with Landlord's space planner or any other planner or designer, it shall be Tenant's responsibility to cause necessary coordination of its agents' efforts with Landlord's agents to ensure that no delays are caused to either the planning or construction of the rStandar or Above Standard Work.

     f. Prior to the commencement of construction, Landlord will furnish Tenant a pricing for Above Standard Work. The pricing will show, the item of work, the quantities of those Building Standard improvements required by the Construction Plans that are either above or below those specified in Paragraph 3 hereof. The charge to Tenant for quantities below those allowed under Paragraph 3 will be Landlord's current unit price for each item, times the number of excess units plus a 10% markup for materials stocking and handling. Credits due
          Tfor quantities below those allowed under Paragraph 3 will be Landlord's current list unit price for each item, times the number of units not required, less a 10% charge for materials stocking and handling. Landlord and Tenant must approve the pricing for Above Standard Work in writing. If the pricing shows a net Tenant cost, Tenant shall remit to Landlord the net cost of Above Standard Work within five working days of approval of the p If tpricin for Above Standard Work shows a net Tenant credit, the credit shall first be applied to the cost of Nonstandard Work required, if any. If Tenant's net credit exceeds the cost of Nonstandard Work, the excess cwill be applied to the first rental payment(s) due under the Lease.

     g. At the same time Landlord furnishes Tenant the pricing for Above Standard Work Landlord will fan estimate of the cost of Nonstandard Work required, if any. Where possible, this estimate will bbase on firm bids for the various items required. Items for which firm bids are not available will be identified and estimates will be based on the best information available to Landlord, i.e., verbal communication with the various contractors required, Landlord's previous experience in installing like items, quotes from suppliers, etc., the estimate will include a reasonable contingency factor and Landlord's markup of 20% for supervision and coordination of Nonstandard Work. Landlord will invoice Tenant for the exact cost of the work plus markup at least ten working days before the scheduled completion of construction; payment will be due upon Tenant's acceptance of the Premises.

     h. All sums due Landlord for Above Standard and/or Nonstandard Work shall be considered Rent under the terms of the Lease; nonpayment shall constitute default and entitle Landlord to any and all remedies specified in the Lease.

                           LEASE AGREEMENT - PAGE 14
                              TITAN RESOURCES, INC.

                           AGREEMENT FOR CONSTRUCTION
                                   Page 2 of 3

3. Landlord, at no cost to Tenant, will install in the Premises the Building Standard Lease Space Improvements described in this paragraph, up to the quantities of such Improvements specified below:

     a. PARTITIONS For each 12 square feet of net rentable area leased, Landlord will install one (1) linear foot oBuildin Standard partition. For the purpose of determining Tenant's partitioning requirements and allowances, each linear foot of corridor partitioning and demising partitioning shall be counted as one-half (1/2) foot. No subtractions will be made for door openings.

          Building Standard interior partitions are ceiling height, 5/8" gypsum board attached to both sides of 3 5/8" steel studs set 2' on-center. Building Standard corridor partitions are 10' height, 5/8" gypsum board attached to both sides o5/8 steel studs set 2' on-center, with 3 1/2" batt-type insulation for sound attenuation. Building Standard demising partitions (between tenant space) are ceiling height 5/8" gypsum battache to both sides of 3 5/8" steel studs set 2' on-center, with 3 1/2" batt-type insulation for sound attenuation.

          All partitions will be equipped at floor and ceiling lines with wood molding. Building Standard partitions are straight walls forming 90 degree angles with all adjoining surfaces.

     b.   DOORS, FRAMES and HARDWARE

          For each 300 square feet of net rentable area leased, Landlord will provide one (1) full height, solid-core wood door. Interior doors will be equipped with ball knobs, door stops, latch sets, and hinges. Tenant's entrance door will be equipped with lever, lockset, hinges, door stop, and closer. Tenant will be supplied two keys per lockset.

     c.   PAINTING

          All interior wall surfaces will be textured, given one primer coat of paint and one finish coat of flat antique eggshell white paint.

     d.   WALL COVERING (Common Areas Only)

          Landlord will provide wood mill work, paneling and/or other finished on all walls in corridors and elevator lobbies.

     e.   CEILING

          Building Standard ceilings will be 2' x 4' lay-in acoustical tile, on an exposed-spline ceiling grid.

     f.   LIGHTING

          The Building Standard light fixture will be a 2' x 4,' three-tube, 40-watt, recessed lay-in, parabolic fixture, with return air troffer. For every eight (80) square feet of net rentable area leased, Tenant will be provided one fixture. One single pole light switch will be provided in each room or area.

     g.   DUPLEX ELECTRICAL OUTLETS

          For each 120 square feet of net rentable area leased, one 110 volt, wall mounted duplex electrical outlet will be provided.

     h.   VINYL FLOOR COVERING

          In uncarpeted areas of the leased space, 1/8" vinyl asbestos floor covering will be provided.

     i.   CARPET (Tenant Area)

          Building Standard carpeting will be provided in the leased space. Tenant may select colors from the Building Standard selection; however, only one color per lease space will be provided.

     j.   FLOOR COVERING (Common Areas)

          Landlord will provide carpet, wood, marble or other floor coverings of its choice in elevator lobbies, corridors and common areas.

     k.   DRAPERY

          Landlord will provide Building Standard draperies for all exterior windows. The use of window coverings is not permitted.

     l.   DRINKING FOUNTAIN

          Landlord will provide one drinking fountain per floor.

     m.   HEATING, VENTILATION, and AIR-CONDITIONING

          The building will be heated by electric resistance heaters in air-mixing boxes and, at the perimeter, slot diffusers. Cooling will be provided by a variable volume system. Ducting, supply grills and thermostat controls will be provided in accordance with plans and specifications by the Mechanical Engineer and/or MContractor

4. Notwithstanding the date of commencement provided in the Lease, it is agreed that Tenant's oto pay Rent will begin when all Building Standard construction work has been substantially completed. However, if substantial completion has been delayed by:

     a.   Tenant's failure to furnish plans or information required;

     b.   Tenant's request for Nonstandard material, finishes, or installation;

     c.   Tenant's request for changes to approved plans, or

                           LEASE AGREEMENT - PAGE 15
                              TITAN RESOURCES, INC.

     d. Actions of Tenant, or any person, firm, or corporation employed by Tenant; then the Commencement Date of the Lease and Tenant's obligation to pay Rent shall be the date of commencement specified in the Lease (Item 7 - Basic Lease Provisions).

5. If Tenant should desire to enter the Premises or authorize its agent to do so prior to the Commencement Date of the Lease, to perform approved work not requested of the Landlord, Landlord shall permit such entry if:

     a. Tenant, its contractors, workmen, mechanics, or such others as may enter, do not in any way disturb Landlord's contractor, workmen, mechanics, or other agents in the performance of their work. If, in Landlord's reasonable judgment, entry of Tenant or any of its agents would cause, has caused or is causing disturbance to Landlord or its agents, then Landlord may, without notice, refuse admittance to Tenant or its agents.

     b. Tenant, its contractors or other agents provide Landlord sufficient evidence that it (they) is (are) covered under such Workmen's Compensation, public liability, and property damage insurance as Landlord may reasonably request for its protection.


     Landlord shall not be liable for any injury, loss or damage to any of Tenant's installations or decorations made prior to the Commencement Date of the Lease. Landlord is not responsible for the function and maintenance of Nonstandard equipment, cabinets, or fixtures not installed by Landlord.

                           LEASE AGREEMENT - PAGE 16
                              TITAN RESOURCES, INC.

                           AGREEMENT FOR CONSTRUCTION
                                   Page 3 of 3

6.   LANDLORD'S REPRESENTATIVE FOR COORDINATION OF CONSTRUCTION WILL BE:

Name:     JACK MOSS - FALCON GROUP

Address:  2525 SOUTH SHORE BLVD., SUITE 200
          LEAGUE CITY, TEXAS 77573

Phone:    713-334-3346

TENANT'S REPRESENTATIVE FOR COORDINATION OF CONSTRUCTION WILL BE:

Name:     MIKE BARNWELL

Address:  1120 NASA RD 1 #510
          HOUSTON, TEXAS 77058

Phone:    281-335-8787

                           LEASE AGREEMENT - PAGE 17
                              TITAN RESOURCES, INC.

                           AGREEMENT FOR CONSTRUCTION
                                    EXHIBIT A
                                   FLOOR PLAN


                                       N/A


                           LEASE AGREEMENT - PAGE 18
                              TITAN RESOURCES, INC.

                                   "EXHIBIT F"
                                PARKING AGREEMENT

BUILDING: MARINA ONE OFFICE BLDG.                                  SUITE NO. 309

LANDLORD: AMERICAN NATIONAL INSURANCE COMPANY

TENANT:   TITAN RESOURCES, INC.

So long as the Lease of which this Agreement is a part shall remain in effect, Tenant or persons designated by Tenant hereby rents on a non-exclusive basis except as provided for herein up to * parking spaces on the "Premises" in areas designated for parking and as classified herein. *Four (4) open and/or covered/non-reserved car parks per 1,000 rentable square feet of Tenant's Leased Premises.

Tenant shall pay as rent for parking spaces, at the same times and in the same manner as Basic Rent is dunde the Lease; the rate for such parking spaces from lime to time designated by Landlord as standard for the Building.

Tenant shall pay initially for parking space(s) rented the sum of $ -0- ** per month.

Tenant may validate visitor parking, by such method or methods as Landlord or the garage operator may approve, at the validation rate from time to time generally applicable to visitor parking, Landlord expressly reserves trigh to redesignate parking areas and to modify the parking structure for other uses or to any extent.

A condition of any parking shall be compliance by the parker with garage rules and regulations, including any sticker or other identification system established by Landlord. The following rules and regulations are in effect until notice is given to Tenant of any change, Landlord reserves the right to modify and/or adopt such other reasonable and non- discriminatory rules and regulations for the garage as it deems necessary for the operation of the gLandlor may refuse to permit any person who violates the rules to park in the garage, and any violation of the rules shall subject the car to removal.

                              RULES AND REGULATIONS

1.   Cars must be parked entirely within the stall lines painted on the floor.

2.   All directional signs and arrows must be observed.

3.   The speed limit shall be 5 miles per hour.

4.   Parking is prohibited:

     a.   in areas not striped for parking

     b.   in aisles

     c.   where "no parking" signs are posted

     d.   on ramps

     e.   in cross-hatched areas

     f. in such other areas as may be designated by Landlord or Landlord's agent(s).

5. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord and shall not be transferable. There will be a replacement charge payable by Tenant equal to the amount posted from time to time by Landlord for loss of any magnetic parking card, parking sticker, or any other entry or control device.

6. Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

7. Every parker is required to park and lock his own car. All responsibility for damage to cars or persons or theft is assumed by the parker.

Failure to promptly pay the rent required hereunder or persistent failure on the part of Tenant or Tenant's designated parkers to observe the rules and regulations above shall give Landlord the right to terminate Tenant's right to use the parking structure. No such termination shall create any liability on Landlord or be deemed to interfere with Tenant's right to quiet possession of its Premises.

                        ** PARKING CLASS - RATE STRUCTURE


Designation         Class             Type          Rate/Month        Allocation
-----------         -----             ----          ----------        ----------
    A          Named - Dedicated     Covered           -$0-               N/A
    B           Open - Reserved      Covered           -$0-               N/A
    C                Open           Open and/or     -No Charge-            19
                                    Covered/Non-
                                     Reserved

                           LEASE AGREEMENT - PAGE 19
                              TITAN RESOURCES, INC.

                                   "EXHIBIT G"
                        ACCEPTANCE OF PREMISES MEMORANDUM

This Memorandum is an amendment to the Lease for space in MARINA ONE OFFICE BUILDING, dated the 1st, day of July, 1998, between AMERICAN NATIONAL INSURANCE COMPANY as Landlord, and TITAN RESOURCES, INC., as Tenant.

Landlord and Tenant hereby agree that:

1. Except for those "punch list" items which Tenant will submit to Landlord within 30 days hereof, and which Landlord will remedy within 30 days thereafter, Landlord has fully completed the construction work required under the terms of the Lease and the Agreement for Construction attached thereto.

2. The Premises are tenantable, the Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that both the Building and the Premises are satisfactory in all respects.

3. The Commencement Date of the Lease is hereby agreed to be the 1st day of August, 1998.

4. The Expiration Date of the Lease is hereby agreed to be the 31st day of July, 2001.

All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.


AGREED AND EXECUTED THIS 5th DAY OF AUGUST, 1998


TENANT:        TITAN RESOURCES, INC.

BY:            /s/ Mike Barnwell


TITLE:         CFO



LANDLORD:      AMERICAN NATIONAL INSURANCE COMPANY

BY:            /s/ Scott Brast


TITLE:         Scott F. Brast / Assistant Vice President

                           LEASE AGREEMENT - PAGE 20
                              TITAN RESOURCES, INC.

                                  "EXHIBIT "H"
                               SPECIAL PROVISIONS


1. Landlord and Tenant agree that Landlord will provide two (2) memberships to the Fitness Center at South Shore Harbour for the duration of the base lease term. This will be provided at no additional cost to Tenant.

2.   Landlord and Tenant agree that Landlord  will provide  Tenant one (1) three
     (3) year renewal oat the then prevailing Fair Market Rental Rate Value.

3. Landlord and Tenant agree that Tenant will provide a personal Unconditional Guaranty for the obligations due during the first twelve (12) months of this Lease Agreement (See Exhibit "J").

                           LEASE AGREEMENT - PAGE 21
                              TITAN RESOURCES, INC.

                                  "EXHIBIT "I"
                               OPERATING EXPENSES


1. Notwithstanding the foregoing there shall be excluded from Operating Expenses any costs or expenses attributable to:

     a. Charges made by Landlord for electricity and other service sold to tenants for which Landlord is entitled to be reimbursed by tenants as an additional charge or rental over and above the Base Rental payable under the leases with such tenants other than charges for such services that are customarily included in Operating Expenses and charged to all tenants on a proportionate basis.

     b. Costs incurred to provide services or other benefits to other tenants or occupants of a tnot provided or available to Tenant hereunder.

     c. Costs incurred in improving, finishing out, renovating, decorating, painting, or redecorating space for tenants or other occupants in the complex or vacant space held for lease in the complex.

     d.   Depreciation.

     e. Legal fees, leasing commissions, and costs and disbursements and other expenses incurred in connection with the leasing of the building and outside fees paid in connection with negotiations or disputes with other tenants.

     f. Repairs or other work occasioned by fire, windstorm or other casualty, or by condemnation, the costs of which are reimbursed to Landlord by insurers, or by governmental authorities in eminent domain.

     g. Debt service, interest or other finance charges unless specifically included above.

     h. Costs of a capital nature (whether or not in the nature of alterations or replacements) including but not limited to capital equipment and capital tools, all in accordance with consistent with industry practices, consistently applied unless such capital expense is lower than monthly expenses.

     i.   Cost of acquisition of new land or buildings for the complex.

     j.   Costs of remedying original major construction defects.

     k. The amount, if any, by which salaries, costs and other expenses are included in the Operating Expenses that are paid or payable to (i) any entity which is controlled by any partner of Landlord, (ii) any principal of any partner of Landlord, or (iii) any partner of Landlord, or (iv) in the case of salaries, any individual who is also an employee of any partner of Landlord or any entity controlled by any partner of Landlord or the principal or any partner of Landlord exceeds the amount of the costs, salaries and expenses that would bpayabl to parties other than the parties set forth above for similar services for similar buildings.

                           LEASE AGREEMENT - PAGE 22
                              TITAN RESOURCES, INC.

                                  "EXHIBIT "J"
                             UNCONDITIONAL GUARANTY

The undersigned, MIKE BARNWELL, BRENT NELSON, STANTON POWELL, (herein called "Guarantors"), for value received and in consideration for and as an inducement to AMERICAN NATIONAL INSURANCE COMPANY, (herein called "Landlord") to make the Lease Agreement to which this Unconditional Guaranty is attached, with TITAN RESOURCES, INC. (herein called "Tenant") hereby absolutely and unconditionally guarantee, for a period of twelve (12) months of the initial term, the full performance and observance of all covenants, duties and obligations (including but not limited to, the obligation to pay rent and other sums) therein provided to be performed and observed by Tenant, Tenant's successors and permitted assigns; and Guarantors hereby make themselves fully liable for such performance. The Lease Agreement hereby guaranteed is that certain Lease Agreement (together with any and all amendments thereto and extensions thereof) dated the 1st day of Jby and between the above named Landlord and the Tenant, to which reference is here made for all purposes. This Guaranty is unconditional and the liability of Guarantor is absolute, in the same manner as if Guarantors was nabbed in and signed such Lease Agreement as the Tenant thereunder.

Guarantors agree that bankruptcy, insolvency, lack of corporate capacity or any other disability or impediment against enforcement of liability of the Tenant named in the Lease Agreement shall in no way impair or affect Guarantors' liability and obligations hereunder and it shall not be necessary or required in order to maintain and enforce Guarantors' liabilities and obligations hereunder, that demand be made upon Tenant or that action commenced or prosecuted against sTenant or that any effort be made to enforce the liability or responsibility of such Tenant or any other party liable on such Lease be joined in any action brought against Guarantors for enforcement of Guarantors' liability and responsibility under this guaranty, or that judgment have theretofore been obtained against such Tenant or any other party liable therefore oconnectio with any such claim.

Guarantors agree that no waiver by Landlord or forbearance or delay by Landlord in asserting or enforcing any rights or remedies of Landlord against or with respect to such Tenant or any other party who may be or become responsible for performance of any of such Tenant's obligations or duties shall in any way affect, impair or release Guarantors' liability hereunder. Likewise, Guarantors agree that no assignment or subletting of the Lease or of all or any part of the Leased Premises by such Tenant shall in any way impair, affect or release Guarantors' liability hereunder. Guarantors expressly waives and agrees that no notice of any default by Tenant, or other notice or demand, need be given by Landlord to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this Guaranty. Likewise, Guarantors agree that Landlord's release or subordination or failure or delay to enforce or seek to realize upon any security now or hereafter held or acquired by Landlord for performance of any of the obligations or duties of the Tenant under or in connection with such Lease shall in no way, impair, affect or release Guarantors' liability hereunder, aLandlord' action (at Landlord's election) in terminating such Lease or in taking or retaking possession of the Leased Premises as therein provided, following default by Tenant, shall not release or impair Guarantors' liability hereunder, and that no notice of such termination or of such entry or re-entry by Landlord need be given to Guarantors.

This Guaranty shall be enforceable and shall be performed in Galveston County, Texas.

No sale, conveyance, transfer or other disposition of the Leased Premises by Landlord shall affect, ior release Guarantors' liability hereunder.

Guarantors further agrees to indemnify and hold Landlord harmless from and against any and all loss, costs, expense and damages (including, without, court costs and attorney's fees incurred by Landlord) in the event of any default by Tenant under said Lease.

Guarantors specifically waives any notice of acceptance of this Guaranty by Landlord.

Guarantors further acknowledges and agrees that but for the execution and delivery of this Guaranty by tGuarantors Landlord would not have executed and delivered said Lease.

All terms and provisions hereof shall inure to the benefit of the successors and assigns of Landlord, and shall be binding upon the successors and assigns of Guarantors.

EXECUTED by Guarantors on this the ____ day of July, 1998.

GUARANTOR:        MIKE BARNWELL

                  BY: /s/ MIKE BARNWELL

GUARANTOR:        BRENT NELSON

                  BY: /s/ BRENT NELSON

GUARANTOR:        STANTON POWELL

                  BY: /s/ STANTON P. POWELL

                            LEASE AGREEMENT - PAGE 23
                              TITAN RESOURCES, INC.